UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2007

AFFINITY MEDIA INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS FORM 8-K, AFFINITY MEDIA INTERNATIONAL CORP. (THE “REGISTRANT”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE REGISTRANT’S SECURITIES, REGARDING THER MERGER OF HOTELS AT HOME, INC. WITH AND INTO A WHOLLY OWNED SUBSIDIARY OF THE REGISTRANT (THE “MERGER”). THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

THE REGISTRANT AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE REGISTRANT’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER AND RELATED MATTERS. STOCKHOLDERS OF THE REGISTRANT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRANT’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE REGISTRANT’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE REGISTRANT’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE REGISTRANT’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF THE REGISTRANT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE REGISTRANT AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF THE REGISTRANT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

Item 8.01 Other Events

Investor Presentation

The presentation attached hereto as Exhibit 99.1 is the form of slide show presentation that the Registrant expects to use in investor presentations to describe the Merger and the proposed business to be acquired and operated by the Registrant, assuming that the stockholder’s of the Registrant approve the Merger and the related matters.

Non-GAAP Financial Measures

The investor presentation filed as an exhibit to this Report includes certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). The Registrant believes that the presentation of this non-GAAP financial information may be useful to investors as it provides general information regarding the proposed business to be acquired and operated by the Registrant, assuming that the stockholder’s of the Registrant approve the Merger and the related matters.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: December 3, 2007	By:	/s/ Howard Cohl
Howard Cohl
President